Deferred Government Grants	12 Months Ended
Dec. 31, 2012
Deferred Government Grants
Deferred Government Grants

17.                           Deferred Government Grants

Deferred government grants represent funding received from the government for research and development, or investment in building or improving production facility. The amount of deferred government grants as at year end is net of research and development expenditures or depreciation incurred. The Company received $936,486(RMB 5,908,100) and $893,149(RMB 5,781,800) in 2012 and 2011, respectively.

Deferred government grants included $2,037,701 (RMB 12,695,082) (December 31, 2011 - $2,277,428 (RMB 14,495,147)) represents the unamortized portion of the amount that the Company received in 2007 for construction of a pandemic influenza vaccine production facility of RMB 20 million. $288,930 (RMB 1,800,065) which will be amortized in 2013 was included in the current portion and $1,748,771 (RMB 10,895,017) which will be amortized after 2013 was included in the non-current portion of the government grants. The production facility grant requires the Company to have the entire facility available to manufacture pandemic influenza vaccines at any given moment upon request by the Chinese government and the Company has fulfilled the conditions attached to the government grant. Government grant relating to this production facility of $285,326 and $278,067 and $265,547 in 2012, 2011 and 2010, respectively, were recorded as a reduction to depreciation expense.

Deferred government grants also included $912,238 (RMB 5,683,333) being the unamortized portion of the amount that the Company received in 2009 for purchasing equipments for H1N1 vaccine production with a total amount of RMB 6.2 Million. The amount of $142,167 (RMB 885,714) which will be amortized in 2013 was included in the current portion and the amount of $770,071 (RMB 4,797,619) which will be amortized after 2013 was included in the non-current portion of government grants. The Company has fulfilled the conditions attached to the government grant and $81,896 of the government grant in 2012 was recorded as a reduction to depreciation expense.

The following table shows the classification of short term and long term of the above two deferred government grants:

	Current Portion	Non- Current Portion	Recognized to deduct the depreciation expenses in 2012
Grants for pandemic influenza vaccine	$288,930	$1,748,771	$285,326
Grants for H1N1	$142,167	$770,071	$81,896

In 2012, the Company received $571,915 (RMB 3,608,100) (2011: $433,380) for EV 71 vaccine research and development and $364,570 (RMB2, 300,000) for developing a 13-valent pneumococcal conjugate vaccine. An amount of $125,222 (RMB790,000) was recognized as a reduction the research and development expense in 2012 as the conditions attached to this government grant agreement have been met as of December 31, 2012.

In 2012, the Company received $1,458,280 (RMB 9.2 Million) (2011-$699,776) interest subsidy related to Changping facility construction project. The amount was recorded as a reduction to interest capitalized.

The Company received $963,082 (RMB 6 million) loan bearing interest rate at 0.36% per year from Beijing Zhongguancun Development Group. The fair value differential (between the face value and the fair value using the effective interest rate method at the Company’s borrowing rate of 6.9%) is recorded as a government grant of $216,058 (see notes 8 and 22).